Exhibit 99.1

FOR IMMEDIATE RELEASE

DISNEY AND 21ST CENTURY FOX ANNOUNCE PRELIMINARY ELECTION

RESULTS IN CONNECTION WITH ACQUISITION

BURBANK, Calif. and NEW YORK, New York, March 15, 2019 – The Walt Disney Company (“Disney”) (NYSE: DIS) and Twenty-First Century Fox, Inc. (“21CF”) (NASDAQ: FOXA, FOX), in connection with Disney’s acquisition of 21CF (the “Acquisition”), announced today the preliminary results of the elections made by 21CF stockholders regarding the form of consideration they wish to receive in exchange for their shares of 21CF common stock in the Acquisition in accordance with the Amended and Restated Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 20, 2018, by and among 21CF, Disney, TWDC Holdco 613 Corp., the holding company that will own both Disney and 21CF following the completion of the transactions contemplated thereby (“New Disney”), and certain of Disney’s other subsidiaries.

As previously announced, the deadline for 21CF stockholders to have made an election as to the form of consideration they wish to receive in connection with the Acquisition was 5:00 p.m., Eastern Time, on March 14, 2019 (the “Election Deadline”).

Based on available information as of the Election Deadline, the preliminary election results were:

•	Holders of 959,919,192 shares of 21CF common stock, or approximately 51.57% of outstanding shares, elected to receive cash;

•	Holders of 682,198,198 shares of 21CF common stock, or approximately 36.65% of outstanding shares, elected to receive shares of common stock of New Disney; and

•	Holders of 219,388,371 shares of 21CF common stock, or approximately 11.79% of outstanding shares, did not make an election.

The preliminary election results are subject to a notice of guaranteed delivery procedure. The final election results may therefore differ materially from the preliminary election results.

After the final election results are determined, the allocation of the consideration in the Acquisition will be calculated using the formulas set forth in the Merger Agreement. Based on the preliminary election results and the proration and adjustment procedures set forth in the Merger Agreement, holders of 21CF shares that elected to receive cash for their 21CF shares are expected to receive a portion of their consideration in shares of New Disney common stock.

As previously announced, Disney and 21CF anticipate the effectiveness of the Acquisition to occur at 12:02 a.m. Eastern Time on March 20, 2019.

About Disney

Disney, together with its subsidiaries, is a diversified worldwide entertainment company with operations in four business segments: Media Networks; Parks, Experiences and Products; Studio Entertainment; and Direct-to-Consumer and International. Disney is a Dow 30 company and had annual revenues of $59.4 billion in its Fiscal Year 2018. For more information about Disney, please visit www.thewaltdisneycompany.com.

About 21CF

21CF is one of the world’s leading portfolios of cable, broadcast, film, pay TV and satellite assets spanning six continents across the globe. Reaching more than 1.8 billion subscribers in approximately 50 local languages every day, 21CF is home to a global portfolio of cable and broadcasting networks and properties, including FOX, FX, FXX, FXM, FS1, Fox News Channel, Fox Business Network, FOX Sports, Fox Sports Network, National Geographic Channels, Star India, 28 local television stations in the U.S. and more than 350 international channels; film studio Twentieth Century Fox Film; and television production studios Twentieth Century Fox Television and a 50 per cent ownership interest in Endemol Shine Group. For more information about 21CF, please visit www.21CF.com.

Cautionary Notes on Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the proposed transaction or to make any filing or take other action required to consummate such transaction in a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction may not occur on the anticipated terms and timing or at all, (ii) the risk that a condition to closing of the transaction may not be satisfied (including, but not limited to, the receipt of legal opinions with respect to the treatment of certain aspects of the transaction under U.S. and Australian tax laws), (iii) the risk that the anticipated tax treatment of the transaction is not obtained, (iv) an increase or decrease in the anticipated transaction taxes (including due to any changes to tax legislation and its impact on tax rates (and the timing of the effectiveness of any such changes)) to be paid in connection with the separation prior to the closing of the transactions could cause an adjustment to the number of shares of New Disney, a new holding company that will become a parent of both Disney and 21CF, and the cash amount to be paid to holders of 21CF’s common stock, (v) potential litigation relating to the proposed transaction that could be instituted against 21CF, Disney or their respective directors, (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transactions, (vii) risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed transaction, (viii) negative effects of the announcement or the consummation of the transaction on the market price of 21CF’s common stock, Disney’s common stock and/or New Disney’s common stock, (ix) risks relating to the value of the New Disney shares to be issued in the transaction and uncertainty as to the long-term value of New Disney’s common stock, (x) the potential impact of unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition and losses on the future prospects, business and management strategies for the management, expansion and growth of New Disney’s operations after the consummation of the transaction and on the other conditions to the completion of the Acquisition, (xi) the risks and costs associated with, and the ability of New Disney to, integrate the businesses successfully and to achieve anticipated synergies, (xii) the risk that disruptions from the proposed transaction will harm 21CF’s or Disney’s business, including current plans and operations, (xiii) the ability of 21CF or Disney to retain and hire key personnel, (xiv) adverse legal and regulatory developments or determinations or adverse changes in, or interpretations of, U.S., Australian or other foreign laws, rules or regulations, including tax laws, rules and regulations, that could delay or prevent completion of the proposed transactions or cause the terms of the proposed transactions to be modified, (xv) the ability of the parties to obtain or consummate financing or refinancing related to the transactions upon acceptable terms or at all, (xvi) as well as management’s response to any of the aforementioned factors.

These risks, as well as other risks associated with the proposed transactions, are more fully discussed in the updated joint proxy statement/prospectus included in the registration statement on Form S-4 of New Disney that was filed in connection with the transaction, and in the information statement included in the registration statement on Form 10 with respect to Fox Corporation. While the list of factors presented here and in the updated joint proxy statement/prospectus included in the Form S-4 and in the information statement included in the Form 10 of Fox Corporation are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on 21CF’s, Disney’s, New Disney’s or Fox Corporation’s consolidated financial condition, results of operations, credit rating or liquidity. Neither 21CF, Disney, New Disney nor Fox Corporation assume any obligation to publicly provide revisions or updates to any forward looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Media Contacts:

The Walt Disney Company:

Zenia Mucha

zenia.mucha@disney.com

(818) 560-5300

David Jefferson

david.j.jefferson@disney.com

(818) 560-4832

21st Century Fox:

Nathaniel Brown

nbrown@21cf.com

(212) 852-7746

Investor Contacts:

The Walt Disney Company:

Lowell Singer

lowell.singer@disney.com

(818) 560-6601

21st Century Fox:

Reed Nolte

rnolte@21cf.com

(212) 852-7092

Mike Petrie

mpetrie@21cf.com

(212) 852-7130